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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2005

                             INTERPHASE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           0-13071                                    75-1549797
  ------------------------                ---------------------------------
  (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NO.)

     2901 NORTH DALLAS PARKWAY, SUITE 200, PLANO, TEXAS             75093
     --------------------------------------------------           ----------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                              (214) 654-5000
           ----------------------------------------------------
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              NOT APPLICABLE
       -------------------------------------------------------------
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     (a) On April 20, 2005 Interphase Corporation issued a press release announcing financial results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         Exhibit 99.1 - Press Release Dated April 20, 2005




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INTERPHASE CORPORATION
                                             By: /s/ Steven P. Kovac
                                                 -------------------------------
         Date: April 25, 2005                Title: Chief Financial Officer



                                  EXHIBIT INDEX

         Exhibit 99.1      Press Release dated April 20, 2005 (filed herewith)